UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2008

Date of reporting period:	8/31/2008

Item 1 – Reports to Stockholders

AUGUST 31, 2008	ANNUAL REPORT

Jennison Blend Fund, Inc.

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Blend Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Blend Fund, Inc.

Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of Jennison Blend Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.96%; Class B, 1.66%; Class C, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.93%; Class B, 1.66%; Class C, 1.66%; Class Z, 0.66%, after contractual reduction through 4/30/2008.

Cumulative Total Returns as of 8/31/08
	One Year	Five Years	Ten Years
Class A	–6.40%	58.38%	75.80%
Class B	–7.07	52.50	63.11
Class C	–7.12	52.42	63.04
Class Z	–6.14	60.38	80.24
S&P 500 Index[1]	–11.13	39.72	57.90
Russell 1000® Index[2]	–10.60	42.94	66.24
Lipper Large-Cap Core Funds Avg.[3]	–10.64	34.89	55.14

Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Ten Years
Class A	–28.04%	5.49%	3.29%
Class B	–27.86	5.73	3.09
Class C	–25.13	5.89	3.10
Class Z	–23.68	6.96	4.14
S&P 500 Index[1]	–21.96	5.17	3.06
Russell 1000® Index[2]	–22.10	5.49	3.49
Lipper Large-Cap Core Funds Avg.[3]	–21.95	4.30	2.71

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

2The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

3The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an Index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/08
Halliburton Co., Energy Equipment & Services	2.9%
Gilead Sciences, Inc., Biotechnology	2.5
Apple, Inc., Computers & Peripherals	2.5
Schlumberger Ltd., Energy Equipment & Services	2.3
Wal-Mart Stores, Inc., Food & Staples Retailing	2.2

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/08
Oil, Gas & Consumable Fuels	8.0%
Energy Equipment & Services	6.9
Food & Staples Retailing	6.5
Communications Equipment	5.5
Biotechnology	5.5

Industry weightings are subject to change.

Jennison Blend Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

The Jennison Blend Fund Class A shares fell 6.40% for the 12-month reporting period ended August 31, 2008, declining less than its benchmark, the S&P 500 Index (the Index), and the Lipper Large-Cap Core Funds Average, which fell 11.13% and 10.64%, respectively.

Positions in energy, healthcare and materials made a positive contribution to the Fund’s performance. In the benchmark, only stocks in the consumer staples sector fared well. Financials detracted most from the Fund’s returns. Other declines were in information technology, consumer discretionary, telecommunication services and industrials.

Relative to the Index, stock selection and the Fund’s overweight in energy made the greatest positive impact on returns. The Fund’s positions in healthcare significantly outperformed healthcare positions in the Index. Security selection in materials, consumer discretionary, information technology and telecommunication services also resulted in gains relative to the Index. Financials were the largest detriment to performance. However, the Fund’s lower exposure to this weak sector mitigated this loss. The Fund also underperformed the Index in consumer staples and industrials.

What was the market environment like during the reporting period?

Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended August 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. Major banks and brokerage houses reported additional write-downs, exceeding previous estimations of losses tied to the securitization of subprime mortgage loans. When events became even more chaotic in March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems.

The salutary effects of these actions were limited, however. Increased loan defaults and higher rates of non-performing assets throughout the global financial system reflected a growing list of consumer woes—substantial housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at its June and August 2008 meetings, ending a

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series of consecutive reductions that began in September 2007. It noted that tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, as economic activity continues to be anemic.

Which holdings made the largest positive contribution to the Fund’s return?

The Fund’s energy positions benefited performance most. Among the strongest contributors were Petroleo Brasileiro (Petrobras), Hess, and Occidental Petroleum. Brazilian oil and gas company Petrobras was a stellar performer, primarily due to the announcement that its Tupi Sul discovery in the Santos Basin off the coast of Brazil may hold five to eight billion barrels of crude oil, in addition to massive natural gas reserves. The manager took profit and closed the position at the end of July due to its valuation.

Shares of global integrated energy company Hess appreciated considerably as the company expanded reserve life and production. The company’s exploration in Brazil also boosted the stock price. From the initial purchase in November 2006 to the end of February, the share price of Hess rose more than 100%. The Fund took profit and closed the position. The manager believes the secular, or long-term, supply/demand imbalance for many commodities will persist. However, in the short to medium term there could be a cyclical correction as demand moderates. Within the oil and gas industry, the manager continues to focus on companies with solid international production growth, exposure to resource opportunities, and attractive valuations.

Materials, on the strength of Monsanto, and healthcare, led by Gilead Sciences (please see Comments on five largest holdings), also made a positive impact on the Fund’s returns. Genetically modified seed and chemical provider Monsanto posted solid gains due to strong global food demand, expansion in the ethanol industry, and a weak U.S. dollar. The company is benefiting from the bullish agriculture cycle based on its leading market share position, brand strength, first-mover advantage, operational performance, and technological innovation.

In consumer discretionary, H&R Block delivered a double-digit return, rising primarily on the sale of its Option One mortgage business. The nationwide tax preparer subsequently entered into an agreement with bank regulators, under which the company can reduce the amount of capital it is required to maintain. This agreement enabled H&R Block to announce a $2 billion stock buyback authorization. Additionally, H&R Block has agreed to sell its securities brokerage unit, H&R Block Financial Advisors, to Ameriprise Financial, Inc., leaving only its core tax preparation business, which is gaining market share. The manager believes the company is well positioned, especially from recently implemented cost saving initiatives and growth in H&R’s Express Tax offices. The Fund has taken some profit due to the stock’s valuation.

Jennison Blend Fund, Inc.	5

Strategy and Performance Overview (continued)

Other noteworthy positions included Wal-Mart (please see Comments on five largest holdings) and Qualcomm, which rallied on news that it signed a 15-year technology license agreement with Nokia as part of a legal settlement, enabling Qualcomm to integrate Nokia’s technology into Qualcomm’s chipsets. Qualcomm, with an extensive patent portfolio, is the world leader in Code Division Multiple Access (CDMA) technology, used to transmit simultaneous wireless signals with strong call quality. The manager likes the company’s strong royalty trends, promising third-generation shipments, and strong chipset market share.

What holdings detracted most from the Fund’s return?

In financials, American International Group (AIG), MBIA, Fannie Mae, SLM, and Citigroup were among the largest detractors from performance. The Fund invested in AIG for its unmatched global property/casualty and life insurance businesses. AIG also has a very extensive financial services franchise, including one of the world’s premier airplane leasing businesses (ILFC). AIG’s financial products business, which historically had been extremely profitable while navigating complicated financial markets, had become deeply troubled as the credit markets quickly deteriorated. AIG holds highly desirable businesses and assets. AIG’s extensive efforts to shore up its capital base in the wake of frozen credit markets left it unable to raise enough capital to keep its share value from plunging. Despite AIG’s having raised capital, the market is concerned that the company will have to raise more capital if rating agencies downgrade it; a downgrade would require AIG to post collateral against its counterparty obligations. The cost of a de-risking strategy, especially for AIG’s credit default swap (CDS) business, is another concern. (Note: Shortly after the reporting period The U.S. Federal Reserve took control of AIG in an $85 billion bailout to prevent the country’s largest insurer from failing.)

MBIA, the bond insurer, conducts most of its business in municipal bond guarantees. However, nearly a third of its holdings were comprised of structured finance guarantees designed to provide credit protection to issuers of highly complex debt transactions. This smaller portion of MBIA’s portfolio had garnered the market’s focus without the acknowledgement it was 95% AAA rated. The company attempted to assure investors that its exposure to subprime debt was minimal. Despite the fall in MBIA’s share price, the manager remained comfortable with the Fund’s position in MBIA, especially after the company received over $1 billion from a major private equity firm to help shore up the balance sheet and offset losses. To the manager’s dismay, however, what were thought to be “plain-vanilla” CDOs were later reclassified by MBIA as “CDOs-squared”, which are high-risk derivatives. This news undermined the manager’s confidence, and the Fund exited MBIA in January.

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Fannie Mae was a government-sponsored enterprise (GSE) that provided funds to mortgage lenders. The Fund closed the position in Fannie Mae in July due to rumors out of the U.S. Congress that surfaced, which did not appear to bode well for the company (as well as Freddie Mac). (Fannie Mae and Freddie Mac were the two largest U.S. Mortgage-finance companies.) Despite the great operating fundamental outlook, the manager thought the political risk, which was not able to be analyzed, to the businesses was too great to hold the position. (Note: Shortly after the Fund’s reporting period, the U.S. Government seized control of Fannie Mae and Freddie Mac.)

Within the technology sector, Spansion was the largest drag on returns. Spansion is a semiconductor device company that engages in designing, developing, manufacturing, marketing, and selling flash memory products worldwide. Pricing for flash memory is improving, helped by the merger of Intel and STMicro’s memory flash operations. Moreover, Spansion’s capital expenditure requirements have peaked and are likely to decline in the third and fourth quarters, which would potentially result in a stronger cash flow for the company. The manager believes the stock’s valuation is attractive at current levels, and Spansion should outperform as the company continues to execute.

Were there significant changes to the portfolio?

During the reporting period there were no significant changes to the portfolio. The Fund is constructed one stock at a time based on in-house analysis of individual company fundamentals rather than on overarching themes. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. Sector and industry allocations are an outgrowth of this stock selection process.

Jennison Blend Fund, Inc.	7

Comments on Five Largest Holdings

2.9%	Halliburton Co., Energy Equipment & Services

Halliburton provides various products and services to the energy industry for the exploration, development, and production of oil and gas properties worldwide. The company operates in two segments: completion and production, and drilling and evaluation. The manager believes Halliburton is undervalued in light of the company’s current growth prospects. It has strong international business and exposure to the North American natural gas market, which the manager expects to remain strong through 2008. Halliburton is likely to continue to benefit from expected increases in spending budgets of exploration and production companies.

2.5%	Gilead Sciences, Inc., Biotechnology

Biopharmaceutical company Gilead Sciences focuses on the development and commercialization of human therapeutics for life threatening diseases. Its chief franchise is AIDS therapeutics. Gilead has benefited from strong HIV medications sales and its Tamiflu royalty stream, which funds the development of early pipeline products. The manager finds Gilead’s dominant market position in its industry and earnings prospects encouraging.

2.5%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers, portable digital music players, and mobile communication devices and sells a variety of related software, services, peripherals, and networking tools. The company has benefited from its creativity and innovation in product design and marketing.

2.3%	Schlumberger Ltd., Energy Equipment & Services

Schlumberger is a global oil services company. Oil company spending projections announced during the second quarter of 2008 were generally aggressive. The manager expects drilling activity in the year’s second half to increase sharply, and that future growth prospects may be found in the significant number of exploration licenses awarded in the past three years, an expanding rig fleet, and increased capital spending budgets. The manager also considers Schlumberger to be best in class and believes that its long-term fundamentals remain strong.

2.2%	Wal-Mart Stores, Inc., Food & Staples Retailing

Wal-Mart operates retail stores in various formats around the world. The company’s operations comprise three business segments: Wal-Mart Stores, Sam’s Club and International. The merchandising initiatives put in place nearly two years ago are finally bearing fruit. While retail traffic remains challenging, the combination of difficult economic times and a focus on the all-important value proposition (“Save money. Live Better.”) should position the company well for the remainder of the calendar year.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2008, at the beginning of the period, and held through the six-month period ended August 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison Blend Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,004.10	0.92%	$4.63
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

Class B	Actual	$1,000.00	$1,000.60	1.65%	$8.30
	Hypothetical	$1,000.00	$1,016.84	1.65%	$8.36

Class C	Actual	$1,000.00	$1,000.60	1.65%	$8.30
	Hypothetical	$1,000.00	$1,016.84	1.65%	$8.36

Class Z	Actual	$1,000.00	$1,005.50	0.65%	$3.28
	Hypothetical	$1,000.00	$1,021.87	0.65%	$3.30

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.4%
COMMON STOCKS 98.3%

Aerospace & Defense 1.0%
224,700	United Technologies Corp.	$14,738,073

Air Freight & Logistics 0.7%
304,300	Expeditors International of Washington, Inc.(b)	10,982,187

Beverages 0.7%
193,000	Coca-Cola Co. (The)(b)	10,049,510

Biotechnology 5.5%
177,100	BioMarin Pharmaceutical, Inc.(a)(b)	5,337,794
220,900	Celgene Corp.(a)	15,308,370
228,100	Genentech, Inc.(a)	22,524,875
687,898	Gilead Sciences, Inc.(a)(b)	36,238,467

		79,409,506

Capital Markets 4.6%
460,898	Bank of New York Mellon Corp. (The)	15,951,680
705,900	Charles Schwab Corp. (The)	16,934,541
63,200	Goldman Sachs Group, Inc. (The)	10,362,904
983,900	KKR Private Equity Investors LLP—RDU, Private Placement, 144A (original cost $24,109,349; purchased 5/3/06 - 7/17/06(d)(e)	12,042,936
214,700	KKR Private Equity Investors LLP	2,627,928
302,800	Merrill Lynch & Co., Inc.(b)	8,584,380

		66,504,369

Chemicals 3.0%
327,900	E.I. du Pont de Nemours & Co.	14,571,876
249,900	Monsanto Co.	28,551,075

		43,122,951

Commercial Banks 0.8%
271,200	SunTrust Banks, Inc.	11,360,568

Commercial Services & Supplies 0.9%
353,300	Waste Management, Inc.	12,429,094

Communications Equipment 5.5%
1,102,500	Cisco Systems, Inc.(a)	26,515,125
277,200	Nokia OYJ ADR (Finland)	6,977,124

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	11

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
571,200	QUALCOMM, Inc.	$30,073,680
136,400	Research In Motion Ltd.(a)(b)	16,586,240

		80,152,169

Computers & Peripherals 4.1%
213,400	Apple, Inc.(a)	36,177,702
511,900	Hewlett-Packard Co.	24,018,348

		60,196,050

Consumer Finance 1.4%
1,196,000	SLM Corp.(a)	19,745,960

Diversified Consumer Services 2.8%
988,200	Career Education Corp.(a)	18,528,750
859,100	H&R Block, Inc.	21,941,414

		40,470,164

Diversified Financial Services 0.8%
578,400	Citigroup, Inc.	10,983,816

Electrical Equipment 1.1%
652,100	ABB Ltd. ADR (Switzerland)	16,022,097

Energy Equipment & Services 6.9%
60,100	First Solar, Inc.(a)	16,626,665
958,900	Halliburton Co.	42,134,065
109,200	National Oilwell Varco, Inc.(a)	8,051,316
354,600	Schlumberger Ltd.	33,410,412

		100,222,458

Food & Staples Retailing 6.5%
188,800	Costco Wholesale Corp.(b)	12,660,928
871,100	CVS Caremark Corp.	31,882,260
617,800	Kroger Co. (The)	17,063,636
548,000	Wal-Mart Stores, Inc.	32,370,360

		93,977,184

Food Products 2.9%
478,065	Cadbury PLC ADR (United Kingdom)	22,048,358
961,100	ConAgra Foods, Inc.(b)	20,442,597

		42,490,955

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 3.4%
142,000	Alcon, Inc.	$24,181,180
372,000	Baxter International, Inc.	25,206,720

		49,387,900

Healthcare Providers & Services 2.4%
283,700	Cardinal Health, Inc.	15,597,826
622,200	Omnicare, Inc.	20,065,950

		35,663,776

Hotels, Restaurants & Leisure 0.8%
450,600	Burger King Holdings, Inc.(b)	11,183,892
16,620	Interval Leisure Group, Inc.(a)	215,894

		11,399,786

Household Products 2.3%
216,800	Colgate-Palmolive Co.	16,483,304
273,000	Kimberly-Clark Corp.	16,838,640

		33,321,944

Independent Power Producers & Energy Traders 1.2%
451,200	NRG Energy, Inc.(a)(b)	16,983,168

Insurance 3.9%
138,500	Allstate Corp. (The)	6,250,505
437,900	American International Group, Inc.	9,410,471
287,200	Genworth Financial, Inc. “Class A”	4,609,560
339,400	Loews Corp.	14,740,142
1,075,800	XL Capital Ltd. “Class A”	21,623,580

		56,634,258

Internet & Catalog Retail 1.9%
294,300	Amazon.com, Inc.(a)(b)	23,782,383
107,720	HSN, Inc.(a)	1,578,098
107,720	Ticketmaster(a)	2,308,440

		27,668,921

Internet Software & Services 2.9%
69,200	Google, Inc. “Class A”(a)	32,059,668
632,900	IAC/InterActiveCorp.(a)(b)	10,506,140

		42,565,808

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 2.3%
350,800	Infosys Technologies Ltd. ADR (India)(b)	$14,481,024
257,600	Visa, Inc. “Class A”	19,551,840

		34,032,864

Life Sciences, Tools & Services 1.5%
360,900	Thermo Fisher Scientific, Inc.(a)	21,856,104

Media 4.6%
993,600	Comcast Corp. “Class A”	21,044,448
588,099	Liberty Global, Inc. “Series C”(a)(b)	19,536,649
11,019,300	Sirius XM Radio, Inc.(a)(b)	14,655,669
358,000	Walt Disney Co. (The)(b)	11,581,300

		66,818,066

Metals & Mining 0.8%
134,700	Freeport-McMoRan Copper & Gold, Inc.	12,031,404

Multi-Utilities 1.1%
278,000	Sempra Energy	16,101,760

Oil, Gas & Consumable Fuels 8.0%
592,000	Nexen, Inc.	18,511,840
293,800	Occidental Petroleum Corp.	23,315,967
346,179	Suncor Energy, Inc. (Canada)	19,822,644
632,000	Talisman Energy, Inc.	11,116,880
296,000	Valero Energy Corp.(b)	10,288,960
467,100	Williams Cos., Inc.	14,428,719
371,100	XTO Energy, Inc.	18,707,151

		116,192,161

Pharmaceuticals 4.1%
828,400	Schering-Plough Corp.	16,070,960
359,100	Teva Pharmaceutical Industries Ltd. ADR (Israel)(b)	16,999,794
599,800	Wyeth	25,959,344

		59,030,098

Semiconductors & Semiconductor Equipment 0.8%
540,800	NVIDIA Corp.(a)	6,835,712
2,069,300	Spansion, Inc. “Class A” (a)(b)	4,655,925

		11,491,637

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 3.8%
367,500	Adobe Systems, Inc.(a)	$15,740,025
686,500	CA, Inc.	16,414,215
1,025,500	Symantec Corp.(a)(b)	22,878,905

		55,033,145

Textiles, Apparel & Luxury Goods 0.7%
164,300	Nike, Inc. “Class B”(b)	9,958,223

Thrifts & Mortgage Finance
10	Tree.com, Inc.(a)(b)	76

Wireless Telecommunication Services 2.7%
453,200	NII Holdings, Inc.(a)	23,802,064
1,764,700	Sprint Nextel Corp.	15,388,184

		39,190,248

	Total common stocks (cost $1,264,184,514)	1,428,218,458

Notional Amount
OUTSTANDING OPTIONS PURCHASED 0.1%

Thrifts & Mortgage Finance
$ 7,300	Federal National Mortgage Association, expiring 12/20/08 @ $15.00 (cost $648,700)(a)(h)	730,000

	Total long-term investments (cost $1,264,833,214)	1,428,948,458

SHORT-TERM INVESTMENT 17.4%

Shares

Affiliated Money Market Mutual Fund
252,819,150	Dryden Core Investment Fund—Taxable Money Market Series (cost $252,819,150; includes $238,037,317 of cash collateral received from securities on loan)(c)(f)	252,819,150

	Total Investments(g) 115.8% (cost $1,517,652,364; Note 5)	1,681,767,608
	Liabilities in excess of other assets (15.8%)	(229,313,786)

	Net Assets 100.0%	$1,452,453,822

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2008 continued

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

RDU—Restricted Depositary Unit

(a)	Non-income producing security.
(b)	All or portion of securities on loan. The aggregate market value of such securities is $218,809,853; cash collateral of $238,037,317 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(e)	Indicates a security is illiquid and restricted as to resale. The aggregate cost of the security is $24,109,349. The aggregate market value of $12,042,936 represents 0.8% of net assets.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	As of August 31, 2008, one security valued at $12,042,936 and representing 0.8% of the net assets was fair valued in accordance with the policies adopted by the Board of Directors.
(h)	Indicates a security is illiquid.

See Notes to Financial Statements.

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The Industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2008 was as follows:

Affiliated Money Market Mutual Fund (including 16.4% of collateral received for securities on loan)	17.4%
Oil, Gas & Consumable Fuels	8.0
Energy Equipment & Services	6.9
Food & Staples Retailing	6.5
Biotechnology	5.5
Communications Equipment	5.5
Capital Markets	4.6
Media	4.6
Computers & Peripherals	4.1
Pharmaceuticals	4.1
Insurance	3.9
Software	3.8
Healthcare Equipment & Supplies	3.4
Chemicals	3.0
Food Products	2.9
Internet Software & Services	2.9
Diversified Consumer Services	2.8
Wireless Telecommunication Services	2.7
Healthcare Providers & Services	2.4
Household Products	2.3
IT Services	2.3
Internet & Catalog Retail	1.9
Life Sciences, Tools & Services	1.5
Consumer Finance	1.4
Independent Power Producers & Energy Traders	1.2
Electrical Equipment	1.1
Multi-Utilities	1.1
Aerospace & Defense	1.0
Commercial Services & Supplies	0.9
Commercial Banks	0.8
Diversified Financial Services	0.8
Hotels, Restaurants & Leisure	0.8
Metals & Mining	0.8
Semiconductors & Semiconductor Equipment	0.8
Air Freight & Logistics	0.7
Beverages	0.7
Textiles, Apparel & Luxury Goods	0.7

115.8
Liabilities in excess of other assets	(15.8)

100.0%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	17

Statement of Assets and Liabilities

as of August 31, 2008

Assets
Investments, at value including securities on loan of $218,809,853:
Unaffiliated Investments (cost $1,264,833,214)	$1,428,948,458
Affiliated Investments (cost $252,819,150)	252,819,150
Receivable for investments sold	10,633,772
Dividends and interest receivable	1,682,999
Tax reclaim receivable	423,828
Receivable for Fund shares sold	157,867

Total assets	1,694,666,074

Liabilities
Collateral for securities on loan	238,037,317
Payable for Fund shares reacquired	1,221,107
Payable for investments purchased	648,700
Payable to custodian	629,305
Management fee payable	588,747
Distribution fee payable	421,792
Accrued expenses	396,723
Transfer agent fee payable	255,845
Deferred directors’ fees payable	12,716

Total liabilities	242,212,252

Net Assets, August 31, 2008	$1,452,453,822

Net assets were comprised of:
Common stock, at par	$853,049
Paid-in capital in excess of par	1,272,690,979

1,273,544,028
Undistributed net investment income	1,050,608
Accumulated net realized gain on investment and foreign currency transactions	13,743,942
Net unrealized appreciation on investments and foreign currencies	164,115,244

Net assets, August 31, 2008	$1,452,453,822

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,270,022,429 ÷ 74,399,112 shares of common stock issued and outstanding)	$17.07
Maximum sales charge (5.5% of offering price)	0.99

Maximum offering price to public	$18.06

Class B
Net asset value, offering price and redemption price per share ($82,151,097 ÷ 4,969,915 shares of common stock issued and outstanding)	$16.53

Class C
Net asset value, offering price and redemption price per share ($31,866,537 ÷ 1,928,363 shares of common stock issued and outstanding)	$16.53

Class Z
Net asset value, offering price and redemption price per share ($68,413,759 ÷ 4,007,504 shares of common stock issued and outstanding)	$17.07

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	19

Statement of Operations

Year Ended August 31, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $203,618)	$19,464,434
Affiliated income from securities loaned, net	1,331,391
Affiliated dividend income	1,089,474

Total income	21,885,299

Expenses
Management fee	7,708,265
Distribution fee—Class A	3,760,838
Distribution fee—Class B	1,035,010
Distribution fee—Class C	343,391
Transfer agent’s fee and expenses (including affiliated expense of $1,136,200)	2,504,000
Custodian’s fees and expenses	170,000
Reports to shareholders	100,000
Registration fees	55,000
Directors’ fees	48,000
Insurance	36,000
Legal fees and expenses	23,000
Audit fee	21,000
Interest expense	2,623
Miscellaneous	11,792

Total expenses	15,818,919

Net investment income	6,066,380

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	46,121,708
Foreign currency transactions	(4,027)

46,117,681

Net change in unrealized appreciation on:
Investments	(156,029,413)
Foreign currencies	(2,739)

(156,032,152)

Net loss on investments and foreign currencies	(109,914,471)

Net Decrease In Net Assets Resulting From Operations	$(103,848,091)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31, 2008	Eight Months Ended August 31, 2007	Year Ended December 31, 2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,066,380	$6,098,616	$9,894,849
Net realized gain on investments and foreign currency	46,117,681	141,544,182	199,783,545
Net change in unrealized appreciation on investments, foreign currencies	(156,032,152)	(41,172,466)	(13,029,767)

Net increase (decrease) in net asset resulting from operations	(103,848,091)	106,470,332	196,648,627

Dividends from net investment income (Note 1)
Class A	(7,124,494)	(4,811,988)	(8,094,471)
Class B	—	(74,633)	(161,417)
Class C	—	(20,185)	(32,448)
Class Z	(609,257)	(318,675)	(575,076)

	(7,733,751)	(5,225,481)	(8,863,412)

Distribution from net realized gains
Class A	(140,699,826)	(25,252,082)	(40,657,164)
Class B	(11,524,132)	(2,273,965)	(4,285,044)
Class C	(3,480,160)	(615,032)	(1,027,543)
Class Z	(7,921,996)	(1,310,678)	(2,106,447)

	(163,626,114)	(29,451,757)	(48,076,198)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	50,917,526	38,862,985	95,066,240
Net asset value of shares issued in reinvestment of dividends	162,506,010	33,019,625	54,174,554
Cost of shares reacquired	(244,293,555)	(192,304,119)	(334,723,297)

Net decrease in net assets from Fund share transactions	(30,870,019)	(120,421,509)	(185,482,503)

Total decrease	(306,077,975)	(48,628,415)	(45,773,486)

Net Assets
Beginning of period	1,758,531,797	1,807,160,212	1,852,933,698

End of period(a)	$1,452,453,822	$1,758,531,797	$1,807,160,212

(a) Includes undistributed net investment income of:	$1,050,608	$2,722,006	$1,935,255

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	21

Notes to Financial Statements

Jennison Blend Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

As of August 31, 2007, the Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of

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securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates

Jennison Blend Fund, Inc.	23

Notes to Financial Statements

continued

from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale

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transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, semi-annually.

Jennison Blend Fund, Inc.	25

Notes to Financial Statements

continued

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of the Fund’s average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .47 of 1% for the year ended August 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the

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Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares through April 30, 2008.

PIMS has advised the Fund that it has received approximately $370,900 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for year ended August 31, 2008, it received approximately $200, $140,400 and $3,400 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2008 the Fund incurred approximately $413,700 in total networking fees, of which approximately $242,800 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended August 31, 2008, Wachovia earned approximately $45,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

Jennison Blend Fund, Inc.	27

Notes to Financial Statements

continued

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2008, PIM has been compensated approximately $570,600 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2008, aggregated $1,290,553,168 and $1,496,524,514, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2008, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $4,027. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended August 31, 2008, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $71,139,489 from ordinary income and $100,220,376 from long-term capital gains.

For the eight-months ended August 31, 2007, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $5,225,481 from ordinary income and $29,451,757 from long-term capital gains.

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As of August 31, 2008, the accumulated undistributed earnings on a tax basis were $1,144,107 of ordinary income and $39,471,449 of long-term capital gains. This amount differs from undistributed investment income on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2008 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$1,542,656,199	$265,098,826	$(126,717,417)	$138,381,409

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales and tax adjustments due to investments in partnership.

The Fund elected to treat post-October currency losses of approximately $74,455 as having been incurred in the following fiscal year (August 31, 2009).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Jennison Blend Fund, Inc.	29

Notes to Financial Statements

continued

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Class A	Shares	Amount
Year ended August 31, 2008:
Shares sold	1,592,182	$29,400,360
Shares issued in reinvestment of distributions	7,655,498	140,265,502
Shares reacquired	(11,092,587)	(204,695,750)

Net increase (decrease) in shares outstanding before conversion	(1,844,907)	(35,029,888)
Shares issued upon conversion from Class B	1,542,009	28,379,615

Net increase (decrease) in shares outstanding	(302,898)	$(6,650,273)

Eight months ended August 31, 2007:
Shares sold	1,103,239	$22,411,237
Shares issued in reinvestment of distributions	1,400,101	28,590,048
Shares reacquired	(8,037,378)	(163,422,235)

Net increase (decrease) in shares outstanding before conversion	(5,534,038)	(112,420,950)
Shares issued upon conversion from Class B	912,025	18,371,635

Net increase (decrease) in shares outstanding	(4,622,013)	$(94,049,315)

Year ended December 31, 2006:
Shares sold	2,566,612	$47,635,442
Shares issued in reinvestment of distributions	2,369,931	46,279,044
Shares reacquired	(15,257,208)	(283,893,761)

Net increase (decrease) in shares outstanding before conversion	(10,320,665)	(189,979,275)
Shares issued upon conversion from Class B	3,042,021	55,918,280

Net increase (decrease) in shares outstanding	(7,278,644)	$(134,060,995)

Class B
Year ended August 31, 2008:
Shares sold	393,530	$7,015,286
Shares issued in reinvestment of dividends	625,909	11,134,891
Shares reacquired	(821,588)	(14,708,703)

Net increase (decrease) in shares outstanding before conversion	197,851	3,441,474
Shares reacquired upon conversion into Class A	(1,588,299)	(28,379,615)

Net increase (decrease) in shares outstanding	(1,390,448)	$(24,938,141)

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Class B	Shares	Amount
Eight months ended August 31, 2007:
Shares sold	299,848	$5,923,810
Shares issued in reinvestment of dividends	114,077	2,272,411
Shares reacquired	(711,220)	(14,069,721)

Net increase (decrease) in shares outstanding before conversion	(297,295)	(5,873,500)
Shares reacquired upon conversion into Class A	(935,194)	(18,371,635)

Net increase (decrease) in shares outstanding	(1,232,489)	$(24,245,135)

Year ended December 31, 2006:
Shares sold	721,641	$13,178,438
Shares issued in reinvestment of distributions	225,077	4,303,102
Shares reacquired	(1,506,758)	(27,395,502)

Net increase (decrease) in shares outstanding before conversion	(560,040)	(9,913,962)
Shares issued upon conversion from Class B	(3,110,481)	(55,918,280)

Net increase (decrease) in shares outstanding	(3,670,521)	$(65,832,242)

Class C
Year ended August 31, 2008:
Shares sold	312,312	$5,506,987
Shares issued in reinvestment of dividends	173,068	3,077,441
Shares reacquired	(368,774)	(6,517,966)

Net increase (decrease) in shares outstanding	116,606	$2,066,462

Eight months ended August 31, 2007:
Shares sold	97,971	$1,955,135
Shares issued in reinvestment of dividends	28,894	575,573
Shares reacquired	(276,195)	(5,456,660)

Net increase (decrease) in shares outstanding	(149,330)	$(2,925,952)

Year ended December 31, 2006:
Shares sold	405,204	$7,343,855
Shares issued in reinvestment of distributions	50,587	967,323
Shares reacquired	(531,641)	(9,711,174)

Net increase (decrease) in shares outstanding before conversion	(75,850)	$(1,399,996)

Class Z
Year ended August 31, 2008:
Shares sold	487,010	$8,994,893
Shares issued in reinvestment of dividends	438,545	8,028,176
Shares reacquired	(1,014,336)	(18,371,136)

Net increase (decrease) in shares outstanding	(88,781)	$(1,348,067)

Eight months ended August 31, 2007:
Shares sold	417,043	$8,572,803
Shares issued in reinvestment of dividends	77,529	1,581,593
Shares reacquired	(460,996)	(9,355,503)

Net increase (decrease) in shares outstanding	33,576	$798,893

Jennison Blend Fund, Inc.	31

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended December 31, 2006:
Shares sold	1,448,624	$26,908,505
Shares issued in reinvestment of distributions	134,645	2,625,085
Shares reacquired	(741,222)	(13,722,860)

Net increase (decrease) in shares outstanding before conversion	842,047	$15,810,730

Note 7. Overdrafts

The Fund along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended August 31, 2008, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $820,133 for 47 days at a weighted average interest rate of 5.21%.

Note 8. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 9. Subsequent Events

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency and American International Group (AIG). Subsequent to the year end, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend up to $122.8 billion to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The values of the positions held by the Fund have been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

Jennison Blend Fund, Inc.	33

Financial Highlights

	Class A
	Year Ended August 31, 2008(c)	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$20.27	$19.49

Income (loss) from investment operations
Net investment income	.08	.08
Net realized and unrealized gain (loss) on investment and foreign currencies	(1.25)	1.09

Total from investment operations	(1.17)	1.17

Less Dividends and Distributions
Dividends from net investment income	(.10)	(.06)
Distributions from net realized capital gains	(1.93)	(.33)

Total distributions	(2.03)	(.39)

Net asset value, end of period	$17.07	$20.27

Total Return(b):	(6.45)%	6.01%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,270,022	$1,514,247
Average net assets (000)	$1,413,786	$1,570,086
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	.93%	.89	%(f)
Expenses, excluding distribution and service (12b-1) fees	.66%	.64	%(f)
Net investment income	.42%	.56	%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	80%	48	%(g)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through April 30, 2008.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)

$18.02	$15.36	$14.16	$10.82

.12	.07	.12	.06
1.98	2.65	1.21	3.33

2.10	2.72	1.33	3.39

(.10)	(.06)	(.13)	(.05)
(.53)	—	—	—

(.63)	(.06)	(.13)	(.05)

$19.49	$18.02	$15.36	$14.16

11.70%	17.66%	9.44%	31.45%

$1,546,221	$1,560,189	$1,463,097	$1,468,776
$1,519,061	$1,435,124	$1,419,002	$1,274,069

.90%	.93%	.94%	.98%
.65%	.68%	.69%	.73%
.63%	.46%	.82%	.48%

78%	102%	47%	51%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	35

Financial Highlights

continued

	Class B
	Year Ended August 31, 2008(c)	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.73	$19.03

Income (loss) from investment operations
Net investment income (loss)	(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currencies	(1.22)	1.07

Total from investment operations	(1.27)	1.04

Less Dividends and Distributions
Dividends from net investment income	—	(.01)
Distributions from net realized capital gains	(1.93)	(.33)

Total distributions	(1.93)	(.34)

Net asset value, end of period	$16.53	$19.73

Total Return(b):	(7.12)%	5.46%
Ratios/Supplemental Data:
Net assets, end of period (000)	$82,151	$125,499
Average net assets (000)	$103,471	$137,548
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.66%	1.64	%(f)
Expenses, excluding distribution and service (12b-1) fees	.66%	.64	%(f)
Net investment income (loss)	(.30)%	(.19	)%(f)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Less than $0.005 per share.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(f)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)

$17.65	$15.11	$13.91	$10.67

(.02)	(.05)	— (d)	(.03)
1.95	2.59	1.20	3.27

1.93	2.54	1.20	3.24

(.02)	—	—	— (d)
(.53)	—	—	—

(.55)	—	—	—

$19.03	$17.65	$15.11	$13.91

10.88%	16.81%	8.63%	30.39%

$144,489	$198,831	$286,638	$406,632
$172,902	$234,922	$344,619	$438,416

1.65%	1.68%	1.69%	1.73%
.65%	.68%	.69%	.73%
(.11)%	(.30)%	.03%	(.25)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	37

Financial Highlights

continued

	Class C
	Year Ended August 31, 2008(c)	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.73	$19.03

Income (loss) from investment operations
Net investment loss	(.06)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currencies	(1.21)	1.07

Total from investment operations	(1.27)	1.04

Less Dividends and Distributions
Dividends from net investment income	—	(.01)
Distributions from net realized capital gains	(1.93)	(.33)

Total dividends	(1.93)	(.34)

Net asset value, end of period	$16.53	$19.73

Total Return(b):	(7.12)%	5.46%
Ratios/Supplemental Data:
Net assets, end of period (000)	$31,867	$35,750
Average net assets (000)	$34,331	$37,286
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.66%	1.64	%(f)
Expenses, excluding distribution and service (12b-1) fees	.66%	.64	%(f)
Net investment income (loss)	(.31)%	(.19	)%(f)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Less than $0.005 per share.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(f)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)

$17.65	$15.11	$13.91	$10.67

(.02)	(.05)	(.01)	(.03)
1.95	2.59	1.21	3.27

1.93	2.54	1.20	3.24

(.02)	—	—	— (d)
(.53)	—	—	—

(.55)	—	—	—

$19.03	$17.65	$15.11	$13.91

10.88%	16.81%	8.63%	30.41%

$37,320	$35,961	$38,269	$42,548
$36,931	$34,719	$39,288	$39,384

1.65%	1.68%	1.69%	1.73%
.65%	.68%	.69%	.73%
(.12)%	(.29)%	.06%	(.26)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	39

Financial Highlights

continued

	Class Z
	Year Ended August 31, 2008(c)	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$20.27	$19.48

Income (loss) from investment operations
Net investment income	.13	.11
Net realized and unrealized gain (loss) on investment and foreign currencies	(1.25)	1.09

Total from investment operations	(1.12)	1.20

Less Dividends and Distributions
Dividends from net investment income	(.15)	(.08)
Distributions from net realized gains	(1.93)	(.33)

Total distributions	(2.08)	(.41)

Net asset value, end of period	$17.07	$20.27

Total Return(b):	(6.19)%	6.16%
Ratios/Supplemental Data:
Net assets, end of period (000)	$68,414	$83,036
Average net assets (000)	$77,576	$82,476
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.66%	.64	%(e)
Expenses, excluding distribution and service (12b-1) fees	.66%	.64	%(e)
Net investment income	.69%	.81	%(e)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)

$17.99	$15.34	$14.16	$10.83

.16	.11	.14	.09
2.00	2.64	1.23	3.32

2.16	2.75	1.37	3.41

(.14)	(.10)	(.19)	(.08)
(.53)	—	—	—

(.67)	(.10)	(.19)	(.08)

$19.48	$17.99	$15.34	$14.16

12.00%	17.96%	9.72%	31.64%

$79,130	$57,953	$49,271	$149,130
$72,654	$47,991	$76,918	$136,562

.65%	.68%	.69%	.73%
.65%	.68%	.69%	.73%
.87%	.72%	.95%	.74%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, the eight month period ended August 31, 2007 and the year ended December 31, 2006 and the financial highlights for the year ended August 31, 2008, the eight month period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, the eight month period ended August 31, 2007 and the year ended December 31, 2006 and the financial highlights for the year ended August 31, 2008, the eight month period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2008

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Federal Income Tax Information

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s year end (August 31, 2008) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal period. We are advising you that in the year ended August 31, 2008, dividends paid from net investment income were $0.10 per share for Class A shares and $0.15 per share for Class Z shares and $0.75 per share of short-term capital gains for Class A, Class B, Class C and Class Z shares, which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C, and Z shareholder long-term capital gain distribution of $1.18 which is taxable as such.

Further, we wish to advise you that 24.83% of the ordinary income dividend paid in the year ended August 31, 2008 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund designates 30.68% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate IRS Form 1099-DIV or substitute 1099-DIV.

Jennison Blend Fund, Inc.	43

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Blend Fund, Inc.

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Jennison Blend Fund, Inc.

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knieirim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Blend Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Blend Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) was in the first quartile over the one-, three-, and five-year periods, and in the second quartile over the ten-year period. The Board also noted that the Fund outperformed its benchmark index over

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all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the

Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years
Class A	–11.55%	8.40%	5.21%
Class B	–11.26	8.66	5.01
Class C	–7.96	8.79	5.01
Class Z	–6.14	9.91	6.07

Average Annual Total Returns (Without Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years
Class A	–6.40%	9.63%	5.80%
Class B	–7.07	8.81	5.01
Class C	–7.12	8.79	5.01
Class Z	–6.14	9.91	6.07

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 0.96%; Class B, 1.66%; Class C, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.93%; Class B, 1.66%; Class C, 1.66%; Class Z, 0.66%, after contractual reduction through 4/30/2008.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1998) and the account values at the end of the current fiscal year (August 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS

Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Blend Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	476289103	476289202	476289301	476289400

MF1O1E    IFS-A156591    Ed. 10/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2008 and fiscal period January 1, 2007 through August 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $19,859, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal year 2008 and the fiscal period January 1, 2007 through August 31, 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2008 and fiscal period January 1, 2007 through August 31, 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Blend Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2008

*	Print the name and title of each signing officer under his or her signature.